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                                                                      EXHIBIT 10


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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated February 10, 1999, as to the Generations Divisions of American General Life Insurance Company of New York Separate Account E, and March 30, 1999, as to American General Life Insurance Company of New York, in Post-Effective Amendment No. 2 to the Registration Statement (Form N-4, Nos. 333-32387 and 811-3050) of American General Life Insurance Company of New York Separate Account E.



                                    /s/ ERNST & YOUNG LLP
                                    ---------------------
                                              ERNST & YOUNG LLP

Houston, Texas
April 26, 1999